                                                                    EXHIBIT 10.1


                    AMENDMENT NO. 3 TO THE CREDIT AGREEMENT


   AMENDMENT NO. 3 (this "Amendment"), dated as of August 23, 1996, to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 1995, by and among TPI RESTAURANTS, INC., a Tennessee corporation (the "Company"), the banks party thereto (each a "Bank" and, collectively, the "Banks"), THE BANK OF NEW YORK, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and NATIONSBANK, N.A. as successor in interest to NATIONSBANK, N.A. (CAROLINAS), as Collateral Agent for the Banks (in such capacity, the "Collateral Agent"), as amended by Amendment No. 1, dated as of February 29, 1996, and Amendment No. 2, dated as of May 21, 1996 (the "Credit Agreement").


                                    RECITALS

   A. Capitalized terms used herein that are not defined herein and are defined in the Credit Agreement shall have the same meanings as therein defined.

   B. The Company has requested that the Agents and the Banks extend the Revolving Credit Termination Date and amend certain financial covenants in the Credit Agreement and the Banks are willing to do so on the terms and conditions set forth herein.

   In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


   1. The following definition contained in Paragraph 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  "Revolving Credit Termination Date": the earliest of (i)
            September 16, 1996 (ii) the date on which the Plan and Agreement is consummated and (iii) the date on which the Plan and Agreement is terminated.

   2. Paragraph 7.11 of the Credit Agreement is amended and restated in its entirety to read as follows:

                 Maintain as of the last day of each fiscal quarter of the
            Company during the fiscal years of the Company set forth below, an Interest Coverage Ratio of not less than the following:


            Fiscal Quarter/Year                                Ratio
            -------------------                                -----
            Fourth quarter, 1994                               1.50:1.00
            First quarter, 1995                                1.40:1.00
            Second quarter, 1995                               1.30:1.00
            Third quarter, 1995                                1.35:1.00
            Fourth quarter, 1995                               1.50:1.00

            First quarter, 1996                                1.40:1.00
            Second quarter, 1996
              and thereafter                                   1.30:1.00;

            provided, however, that for the purpose of calculating the Interest Coverage Ratio for any preceding period of four fiscal quarters which includes the fiscal quarter (i) ending December 31, 1995, the Company may exclude the effects of the one-time charge taken with respect to such quarter in an amount not to exceed $25,000,000 arising out of a reduction in the amount of its goodwill, provided further that commencing on the 30th day after the expiration, termination or abandonment of the Plan and Agreement, a draft of which was conditionally approved by the Company's Board of Directors on February 20, 1996, the Company shall be required to include the effects of such charge in calculating the Interest Coverage Ratio for any preceding period of four fiscal quarters which includes the fiscal quarter ending December 31, 1995, and if all or any part of such charge is reversed, the amount reversed may not be included in any calculation of EBIT or Consolidated Tangible Net Worth, and (ii) ending July 14, 1996, the Company may exclude the effects of the one-time charge taken with respect to the closing of Shoney's units 183, 234, 249, 333, 346, 508, 518, 519,
            528, 539, 540 and 550 and Captain D's units 438 and 458.

        3. Paragraph 7.14 of the Credit Agreement is amended and restated in its entirety to read as follows:


                 Maintain as of the last day of each fiscal quarter of the
            Company during the fiscal years of the Company set forth below, Consolidated Tangible Net Worth of not less than the amounts set forth below:

            Fiscal Quarter/Year                         Amount
            -------------------                         ------
            Fourth quarter, 1994                      $26,000,000
            First quarter, 1995                       $28,000,000
            Second quarter, 1995                      $27,500,000
            Third quarter, 1995                       $26,500,000
            Fourth quarter, 1995                      $26,000,000
            First quarter, 1996                       $21,000,000
            Second quarter, 1996
              and thereafter                          $20,000,000;


            provided, however, that for the purpose of calculating the Consolidated Tangible Net Worth for any preceding period of four fiscal quarters which includes the fiscal quarter ending July 14, 1996, the Company may exclude the effects of the one-time charge taken with respect to the closing of Shoney's restaurant units 183, 234, 249, 333, 346, 508, 518, 519, 528, 539, 540 and 550 and
            Captain D's restaurant units 438 and 458.

   4. This Amendment shall not be deemed effective until such time as all of the following conditions precedent shall have been satisfied:

            (a) The Agents shall have received a copy of this Amendment duly executed by the Company, Enterprises, TPI Commissary, TPI Transportation and the Banks.

            (b) The Agents shall have received a certificate, dated the date hereof, of an officer of the Company (i) attaching a true and complete copy of the resolutions of the Executive Committee of the Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by the Company to authorize this Amendment (ii) certifying that its certificate of incorporation and by- laws have not been amended since January 31, 1995, or, if so, setting forth the same and (ii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

            (c) The Administrative Agent shall have received an amendment fee, for the pro rata account of the Banks, in the sum of $25,000.

            (d) The Company shall have paid the fees and disbursements of Special Counsel incurred through and including August 20, 1996, including those in connection with the preparation, negotiation and closing of this Amendment.

   5. The Company, and by their consents hereto, each of Enterprises, TPI Commissary and TPI Transportation, hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents to which it is a party and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any of its obligations to either Agent or any Bank thereunder and (c) represents and warrants that after giving effect to this Amendment there will exist no Default or Event of Default.

   6. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

   7. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law).

   8. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect and this Amendment shall not be construed as an amendment of, or a consent to the departure from, any other provision of the Credit Agreement or a waiver of any Default or Event of Default except as set forth herein.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                             TPI RESTAURANTS, INC.


                              By:
                                 ---------------------------------------
                              Name:  Frederick W. Burford,
                              Title: Vice President, Treasurer
                                     Chief Financial Officer
                                     and Secretary


                              THE BANK OF NEW YORK,
                              Individually and as
                              Administrative Agent


                              By:
                                  --------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                     -----------------------------------


                              NATIONSBANK, N.A., Individually and as
                              Collateral Agent


                              By:
                                  --------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                     -----------------------------------


                              FIRST TENNESSEE BANK NATIONAL
                              ASSOCIATION


                              By:
                                  --------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                     -----------------------------------


                              FIRST AMERICAN NATIONAL BANK


                              By:
                                  --------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                     -----------------------------------

CONSENTED TO:

TPI ENTERPRISES, INC.
TPI COMMISSARY, INC.
TPI TRANSPORTATION, INC.

AS TO EACH OF THE FOREGOING:


By:
    ------------------------------------
Name:  Frederick W. Burford,
Title: Vice President and Treasurer